                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY



         FIRST AMENDMENT, WAIVER AND CONSENT dated as of December 29, 1995 ("Amendment") to LOAN AND SECURITY AGREEMENT dated as of October 18, 1995 (the "Loan Agreement") among SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION, BCM ENGINEERS INC., a Pennsylvania corporation, BCM ENGINEERS INC., an Alabama corporation, RIEDEL ENVIRONMENTAL SERVICES INC., each of the Lenders which are or which may become parties to the Loan Agreement and CHEMICAL BANK, as Agent for the Lenders. Terms which are capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

         WHEREAS, pursuant to paragraph 14(l) of the Loan Agreement, Smith Environmental may not pay dividends on its Junior Securities, including the outstanding shares of non-voting preferred stock of Smith Environmental held by the ESOP (the "ESOP Stock"), unless all of the conditions precedent to any such payment, as set forth in sub-clause (I) following the proviso to clause (ii) of such paragraph 14(l), shall have occurred (such conditions, the "Compliance Conditions"); and

         WHEREAS, Smith Environmental has advised the Agent, pursuant to a letter dated December 28, 1995, a copy of which is annexed hereto, that (i) Smith Environmental proposes to make dividend payments in cash to the ESOP, as holder of the ESOP Stock (the "ESOP Dividend") for the fiscal quarter ending December 31, 1995, notwithstanding the fact that the Compliance Conditions shall not have occurred at the time of such proposed payment, (ii) the Borrowers will be unable to install a management information system by January 1, 1996, as required under paragraph 14(a) of the Loan Agreement and (iii) Smith Environmental and its Subsidiaries will be unable to maintain a consolidated Tangible Net Worth of at least the minimum levels required under paragraph 14(o)(ii) of the Loan Agreement for the measuring periods described therein; and

         WHEREAS, the Account Owners have failed to deliver to the Agent a "flash" report for the month of November, 1995, as required under paragraph 11(b)(iii) of the Loan Agreement and the Borrowers have failed to deliver to the Agent the internally prepared consolidated and consolidating balance sheet of Smith Environmental and its Subsidiaries for the month of October, 1995 (the "October Balance Sheet"), as required under Paragraph 14(b)(i) of the Loan Agreement; and

         WHEREAS, Smith Environmental has requested that the Agent and the Lenders (i) waive as a Default the Account Owners' failure to deliver such "flash" report, (ii) waive as an Event of Default the Borrowers' failure to deliver the October Balance Sheet, (iii) waive the fulfillment of the Compliance Conditions as a condition precedent to the payment of the ESOP Dividend and (iv) amend the Loan Agreement so as to (A) modify the date upon which such management information system must be installed and (B) revise the minimum levels of Tangible

Net Worth which must be maintained, and the Agent and each of the Lenders have so agreed, upon the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and the payment of the fee described in Section 5(g) hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. Waiver of Failure to Deliver Flash Report and October Balance Sheet. Upon the fulfillment of the conditions set forth in Section 5 hereof, effective as of the date hereof, each of the Lenders and the Agent waive as a Default the Account Owners' failure to deliver to the Agent by December 15, 1995 a "flash" report for the month of November, 1995, provided such "flash" report is in fact delivered to the Agent within five (5) Business Days of the date of this Amendment, and each of the Lenders and the Agent waive as an Event of Default the Borrowers' failure to deliver the October Balance Sheet to the Agent by November 30, 1995, provided the October Balance Sheet is in fact delivered to the Agent within ten (10) Business Days of the date of this Amendment.

         2. Waiver of Compliance Conditions; Consent. Upon the fulfillment of the conditions set forth in Section 5 hereof, effective as of the date hereof, each of the Lenders and the Agent waive as a condition precedent to the payment of the ESOP Dividend Smith Environmental's fulfillment of the Compliance Conditions and each of the Lenders and the Agent consent to the payment in cash to the ESOP of the ESOP Dividend for the fiscal quarter ending December 31, 1995, provided (a) such payment occurs no later than January 3, 1996, (b) such payment does not exceed an aggregate amount greater than $97,500 and (c) the combined Excess Availability of the Borrowers, after giving effect to such payment, when averaged under the combined average Excess Availability of the Borrowers for the preceding period of twenty-nine
(29) consecutive days, is not less than $1,100,000.

         3. Amendment. Upon the fulfillment of the conditions set forth in Section 5 hereof, effective as of the date hereof, the Loan Agreement is hereby amended as follows:

                 (a) Paragraph 14(a) of the Loan Agreement is amended by deleting the date "January 1, 1996" and by substituting therefor the date "March 31, 1996".

                 (b) Paragraph 14(o) of the Loan Agreement is amended by deleting subparagraph (ii) thereof in its entirety and by substituting the following in lieu thereof:

                 "(ii) Consolidated Tangible Net Worth. Smith Environmental and its Subsidiaries, on a consolidated basis, shall maintain at all times during each period set forth below, a Tangible Net Worth





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
                          of not less than the amount set forth below opposite each such period:

                                                                    Minimum Consolidated
                           Measuring Period                          Tangible Net Worth
                           ----------------                         --------------------
                          (A) from Closing Date through                   $ 5,350,000
                          December 30, 1995

                          (B) from December 31, 1995                      $ 5,800,000
                          through March 30, 1996

                          (C) from March 31, 1996                         $ 6,400,000
                          through June 29, 1996

                          (D) from June 30, 1996                          $ 8,400,000
                          through September 29, 1996

                          (E) from September 30, 1996                     $10,400,000
                          through September 29, 1997

                          (F) from September 30, 1997                     $15,900,000
                          through September 29, 1998

                          (G) from September 30, 1998                     $20,900,000
                          and all times thereafter


                 4. Representations and Warranties. In order to induce the Lenders and the Agent to enter into this Amendment, Smith Environmental and each other Borrower makes the following representations and warranties in favor of each of the Lenders and the Agent (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof:

                          (a)     Smith Environmental and each other Borrower
has the corporate power, authority and legal right to execute, deliver and perform this Amendment, and the instruments, agreements, documents and transactions contemplated hereby, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment, and the instruments, agreements, documents and transactions contemplated hereby;

                          (b)     No consent of any Person (including, without
limitation, shareholders or creditors of Smith Environmental, as the case may
be) other than the Lenders,





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and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, and the instruments, agreements, documents and transactions contemplated hereby;

                          (c)     This Amendment has been duly executed and
delivered on behalf of Smith Environmental and each other Borrower by its duly authorized officer, and constitutes the legal, valid and binding obligation of Smith Environmental and each such Borrower, enforceable in accordance with its terms;

                          (d)     Neither Smith Environmental nor any other
Borrower is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound.
Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof will (i) violate any law or regulation, (ii) result in or cause a violation by Smith Environmental or by any other Borrower of any order or decree of any court or government instrumentality, (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which Smith Environmental or any other Borrower is a party or by which it may be bound,
(iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of Smith Environmental or of any other Borrower, except in favor of the Agent for the benefit of the Lenders, to secure the Liabilities, or (v) violate any provision of the Articles or Certificate of Incorporation, By-Laws or any capital stock provisions of Smith Environmental or of any other Borrower;

                          (e)     No Default or Event of Default has occurred
and is continuing, except for such Default and Event of Default as have been waived pursuant to this Amendment;

                          (f)     Since the date of the Agent's receipt of
Smith Environmental's consolidated and consolidating financial statements for the period ended August 31, 1995, no change or event has occurred which has had or is reasonably likely to have a Material Adverse Effect; and

                          (g)     The recitals contained in this Amendment are
true and correct in all respects.

                 5. Conditions Precedent. This Amendment shall not become effective until all of the following conditions, the fulfillment of each of which is a condition precedent to the effectiveness of this Amendment, shall have occurred or shall have been waived in writing by the Agent and the Lenders.





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                          (a)     The Agent and each of the Lenders shall have
received a fully executed counterpart or original of this Amendment, together with all schedules and exhibits hereto appropriately completed to the extent required.

                          (b)     Upon the effectiveness of this Amendment, all
representations and warranties set forth in the Loan Agreement (except for such inducing representations and warranties that were only required to be true and correct as of a prior date) shall be true and correct in all material respects on and as of the effective date hereof, and no Default or Event of Default shall have occurred and be continuing.

                          (c)     No event or development shall have occurred
since the date of delivery to the Lenders of the Borrowers' most recent financial statements which event or development has had or is reasonably likely to have a Material Adverse Effect.

                          (d)     The Agent shall have received a certificate
from Smith Environmental, executed by its Chief Executive Officer or other authorized officer, as to the accuracy and completeness of the representations and warranties contained in Section 4 hereof.

                          (e)     All corporate and legal proceedings and all
documents and instruments executed or delivered in connection with this Amendment shall be satisfactory in form and substance satisfactory to the Lenders and their counsel, and the Lenders and their counsel shall have received all information and copies of all documents which the Lenders and their counsel may have requested in connection herewith and the matters contemplated hereunder, such documents, when requested by them, to be certified by appropriate corporate authorities.

                          (f)     The Lenders shall have received such further
agreements, consents, instruments and documents as may be necessary or proper in the reasonable opinion of the Lenders, the Agent and their counsel to carry out the provisions and purposes of this Amendment.

                          (g)     Within fifteen (15) Business Days of the date
of this Amendment, the Agent shall have received financial projections of Smith Environmental and its Subsidiaries, prepared by the chief financial officer of Smith Environmental on a consolidated and consolidating basis, which financial projections (i) shall be in substantially the same form as the financial projections of Smith Environmental and its Subsidiaries previously delivered to the Agent and the Lenders, dated October 12, 1995 (the "October Projections"),
(ii) shall cover the same fiscal periods and shall be prepared on the same month-by-month, quarter-by-quarter, and year-by-year basis as the October Projections and (iii) shall be based on the October Projections, as modified so as to reflect, among other things, actual balance sheet adjustments made since the Closing Date, actual earnings for the fiscal year most recently ended and actual costs and expenses paid or incurred in connection with the closing of the Loan Agreement and the transactions which have occurred thereunder.





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                 6.       General Provisions.

                 (a) In consideration of the execution and delivery of this Amendment by the Lenders, each of the Borrowers promises that the Agent shall receive from Smith Environmental, on January 3, 1996, for the pro rata benefit of the Lenders, a non-refundable fee, in cash, in the amount of $25,000, which fee shall be paid by the Agent's debit of the loan account of Smith Environmental, effective as of the opening of business on such date.

                 (b) Except as herein expressly amended, the Loan Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                 (c) All references in the Other Agreements to the Loan Agreement shall mean the Loan Agreement as waived and amended as of the effective date hereof, and as waived and amended hereby and as hereafter amended, supplemented or modified from time to time. From and after the date hereof, all references in the Loan Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Loan Agreement as waived and amended by this Amendment.

                 (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

                 (e) This Amendment shall be governed and controlled by the laws of the State of New York without reference to its choice of law principles.


                            [signature page follows]





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                 IN WITNESS WHEREOF, each of the Borrowers, BCM-Alabama, the
Lenders and the Agent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


SMITH ENVIRONMENTAL TECHNOLOGIES                  RIEDEL ENVIRONMENTAL SERVICES INC.
CORPORATION

By: /s/ J. POLING                                 By: /s/ J. POLING
   --------------------------------                  --------------------------------
   V.P. TREASURER                                     EXECUTIVE V.P.

BCM ENGINEERS INC.,                               CHEMICAL BANK, as a Lender and as
a Pennsylvania corporation                         Agent

By: /s/ J. POLING                                 By: /s/ E. JOSEPH HESS
   --------------------------------                  --------------------------------
   V.P.                                              V.P.

BCM ENGINEERS INC.,                               BOT FINANCIAL CORPORATION
an Alabama corporation

By: /s/ J. POLING                                 By: /s/ WILLIAM R. YORK, JR.
   --------------------------------                  --------------------------------
   V.P.                                              SENIOR V.P.





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